SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2004
                                                           -------------


                                  INFORTE CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-29239                36-3909334
          --------                     ---------                ----------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                File No.)           Identification No.)


150 North Michigan Avenue, Suite 3400
Chicago, Illinois                                                60601
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code:   (312) 540-0900


          (Former name or former address, if changed since last report)

ITEM 12. Results of Operation and Financial Condition
         --------------------------------------------

         On July 27, 2004, Inforte Corp. issued a press release regarding earnings for the second quarter of 2004. The text of the press release is attached as Exhibit 99 and is being furnished pursuant to Item 12 of Form 8-K (Results of Operation and Financial Condition).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INFORTE CORP.


July 27, 2004                         By:   /s/ Nick Heyes
                                         ---------------------------------------
                                                 Nick Heyes
                                            Chief Financial Officer

                                  EXHIBIT INDEX


No.             Description of Exhibit

99              Press Release